UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 28, 2022

BMO 2022-C1 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001903688)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

KeyBank National Association

(Central Index Key number: 0001089877)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

SSOF SCRE AIV, L.P.

(Central Index Key number: 0001878059)

German American Capital Corporation

(Central Index Key number: 0001541294)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-01	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.        Other Events.

On February 28, 2022 (the “Closing Date”), BMO Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2022 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management, Situs Holdings, LLC and KeyBank National Association, each as a special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of the BMO 2022-C1 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-C1 (the “Certificates”) and the Uncertificated VRR Interest and the 111RR Interest. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-B, Class X-D, Class X-F, Class X-G, Class X-H, Class X-J, Class D, Class E, Class F, Class G, Class H, Class J and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class 360A, Class 360X, Class 360B, Class 360C, Class 360D and Class 360RR Certificates (collectively, the “360 Rosemary Loan-Specific Certificates”), (iv) the Class 111A, Class 111B, Class 111C, Class 111D and Class 111E Certificates (collectively, the “111 River Street Loan Specific Certificates” and together with the 360 Rosemary Loan-Specific Certificates, the “Loan-Specific Certificates”), and (v) the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $965,676,000, were sold to BMO Capital Markets Corp. (“BMO Capital”), KeyBanc Capital Markets Inc. (“KeyBanc Capital”), Deutsche Bank Securities Inc. (“DBSI”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together with BMO Capital, KeyBanc Capital, DBSI and Bancroft, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of February 10, 2022 (the “Underwriting Agreement”), between the Depositor and the Underwriters. BMO Capital, KeyBanc Capital and DBSI are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated February 2, 2022, and by the Prospectus, dated February 10, 2022 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $134,809,779 were sold to BMO Capital, KeyBanc Capital, DBSI, Bancroft and Drexel (together with BMO Capital, KeyBanc Capital, DBSI and Bancroft, in such capacity, the “Pooled Initial Purchasers”), pursuant to a Purchase Agreement, dated as of February 10, 2022, between the Depositor and the Pooled Initial Purchasers. All of the 360 Rosemary Loan-Specific Certificates, having an aggregate initial principal amount of $100,802,000, were sold to BMO Capital (in such capacity, the “360 Rosemary Loan-Specific Initial Purchaser”), pursuant to a Purchase Agreement, dated as of February 10, 2022, between the Depositor and the 360 Rosemary Loan-Specific Initial Purchaser. All of the 111 River Street Loan-Specific Certificates, having an aggregate initial principal amount of $72,435,000, were sold to BMO Capital (in such capacity, the “111 River Street Loan-Specific Initial Purchaser”, and collectively with the Pooled Initial Purchasers and the 360 Rosemary Loan-Specific Initial Purchaser, the “Initial Purchasers”),

pursuant to a Purchase Agreement, dated as of February 10, 2022, between the Depositor and the 111 River Street Loan-Specific Initial Purchaser. The Private Certificates, the 360 Rosemary Loan-Specific Certificates, the 111 River Street Loan-Specific Certificates and the Class S Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates, the Uncertificated VRR Interest and the 111RR Interest represent, in the aggregate, the entire beneficial ownership in the BMO 2022-C1 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of (i) 77 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and/or manufactured housing community properties and (ii) two trust subordinate companion loans (the “Trust Subordinate Companion Loans”) each of which will generally be the sole source of payment on the related Loan-Specific Certificates. The Mortgage Loans (and the Trust Subordinate Companion Loans, in the case of BMO) were acquired by the Depositor from (i) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2022 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO, (ii) KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2022 (the “KeyBank Mortgage Loan Purchase Agreement”), between the Depositor and KeyBank, (iii) Starwood Mortgage Capital LLC (“SMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2022 (the “SMC Mortgage Loan Purchase Agreement”), between the Depositor and SMC, (iv) SSOF SCRE AIV, L.P. (“Sabal”), pursuant to a Mortgage Loan Purchase Agreement dated as of February 1, 2022 (the “Sabal Mortgage Loan Purchase Agreement”), between the Depositor, Sabal and Sabal Strategic Opportunities Fund, L.P. (the “Sabal Guarantor”), (v) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2022 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, and, together with the BMO Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the SMC Mortgage Loan Purchase Agreement and the Sabal Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5 respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Loan Combination as described in the Prospectus. Each Loan Combination is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Loan Combination, the terms of which are described under “Description of the Mortgage Pool—The Loan Combinations” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Loan Combinations will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Loan Combinations under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Loan Combination (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
IPCC National Storage Portfolio XVI	4.9
360 Rosemary	4.10
Coleman Highline Phase IV	4.11	4.2
AMF Portfolio	4.12	4.3
601 Lexington Avenue	4.13	4.4
Hudson Commons	4.14	4.5
Bedrock Portfolio	4.15	4.6
IPCC National Storage Portfolio XV	4.16
111 River Street	4.17
2 Riverfront Plaza	4.18
NYC MFRT Portfolio	4.19
Wyndham National Hotel Portfolio	4.20	4.7
Meadowood Mall	4.21	4.8

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans and the Trust Subordinate Loans by the Depositor from BMO, KeyBank, SMC, Sabal and GACC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $6,756,026.73, were approximately $1,120,535,069.37.  Of the expenses paid by the Depositor, approximately $275,427.92 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $150,000 were paid to or for the Underwriters and the Initial Purchasers, and $6,280,598.81 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated December 8, 2021. The related registration statement (file no. 333-255934) was originally declared effective on June 23, 2021. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

SSOF SCRE AIV, L.P., in its capacity as “retaining sponsor” (the “Pooled Retaining Sponsor”) is satisfying a portion of its risk retention requirements by causing SSOF VRR LLC, a “majority-owned affiliate” (as such term is defined in Regulation RR) of the Pooled Retaining Sponsor, to acquire Certificates representing approximately 3.14211% of the Certificate Balance, Notional Amount or Percentage Interest, as applicable, of each Class of Pooled Certificates, as set forth below (collectively, the “Sabal VRR Interest Portion”), which Sabal VRR Interest Portion also represents approximately

3.08184% of all the “ABS interests” (i.e., the sum of the aggregate initial certificate balance of all of the Pooled Certificates (other than the Class R Certificates) and the initial principal balance of the Uncertificated VRR Interest) issued by the Issuing Entity in connection with the applicable securitization transaction.

The Pooled Retaining Sponsor is offsetting a portion of its risk retention requirements by the portion of the Aggregate VRR Interest acquired on the Closing Date and retained by BMO, the originator of the BMO Mortgage Loans, which portion of the Aggregate VRR will constitute an uncertificated interest and have an initial principal balance equal to approximately $21,521,930 (the “Combined Uncertificated VRR Interest” or the “Uncertificated VRR Interest”). BMO originated Mortgage Loans or portions thereof representing approximately 38.36% of the Initial Pool Balance, which is equal to at least 20% of the Initial Pool Balance and is equal to BMO’s percentage ownership of the aggregate initial principal balance of the Aggregate VRR as of the Closing Date, in accordance with Rule 11(a)(1) of Regulation RR.

Bank of Montreal, as the retaining sponsor solely with respect to the 360 Rosemary Loan Specific Certificates (the “360 Rosemary Retaining Sponsor) has agreed to act as the “retaining sponsor” (as such term is defined in the Credit Risk Retention Rules, for purposes of compliance with the Credit Risk Retention Rules with respect to the securitization constituted by the issuance of the 360 Rosemary Loan-Specific Certificates. The 360 Rosemary Retaining Sponsor is expected to satisfy its risk retention requirements under the Credit Risk Retention Rules with respect to such securitization by a retaining third party purchaser, which will be Rockwood Income and Credit Partners III, L.P. (the “Retaining Third Party Purchaser”) (or its majority-owned affiliate as defined under the Credit Risk Retention Rules), purchasing, on the Closing Date, and holding for its own account an “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules) which will consist of the Class 360RR Certificates (also referred to herein as the “360 Rosemary Loan-Specific HRR Certificates”), with an initial Certificate Balance of $6,150,000 and having a fair value equal to approximately 5.28315% of the aggregate fair value, as of the Closing Date, of all of the 360 Rosemary Loan-Specific Certificates as of the Closing Date, determined in accordance with Generally Accepted Accounting Principles (“GAAP”).

Bank of Montreal, as the retaining sponsor solely with respect to the 111 River Street Loan-Specific Certificates (the “111 River Street Retaining Sponsor”), will act as the “retaining sponsor” (as such term is defined in Regulation RR, for purposes of compliance with the Credit Risk Retention Rules with respect to the securitization constituted by the issuance of the 111 River Street Loan-Specific Certificates. The 111 River Street Retaining Sponsor will satisfy its risk retention requirements under the Credit Risk Retention Rules by retaining (or causing its “majority-owned affiliate” (as such term is defined in Regulation RR) to retain) on the Closing Date an “eligible vertical interest” (as such term is defined in the Credit Risk Retention Rules, the “111RR Interest”) in the portion of the Issuing Entity consisting of the 111 River Street Trust Subordinate Companion Loan in the form of a “single vertical security” (as defined in the Credit Risk Retention Rules) with an initial uncertificated principal balance of approximately $3,815,000, representing approximately 5.0% of all Classes of Offered 111 River Street Loan-Specific Certificates and the 111RR Interest.

Item 9.01.        Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	BBCMS 2022-C14 PSA
Exhibit 4.3	BBCMS 2021-C12 PSA
Exhibit 4.4	BXP 2021-601L PSA
Exhibit 4.5	COMM 2022-HC TSA
Exhibit 4.6	BMARK 2022-B32 PSA
Exhibit 4.7	UBS 2019-C18 PSA
Exhibit 4.8	WFCMT 2021-C61 PSA
Exhibit 4.9	IPCC National Storage Portfolio XVI Co-Lender Agreement
Exhibit 4.10	360 Rosemary Co-Lender Agreement
Exhibit 4.11	Coleman Highline Phase IV Co-Lender Agreement
Exhibit 4.12	AMF Portfolio Co-Lender Agreement
Exhibit 4.13	601 Lexington Avenue Co-Lender Agreement
Exhibit 4.14	Hudson Commons Co-Lender Agreement
Exhibit 4.15	Bedrock Portfolio Co-Lender Agreement
Exhibit 4.16	IPCC National Storage Portfolio XV Co-Lender Agreement
Exhibit 4.17	111 River Street Co-Lender Agreement
Exhibit 4.18	2 Riverfront Plaza Co-Lender Agreement
Exhibit 4.19	NYC MFRT Portfolio Co-Lender Agreement
Exhibit 4.20	Wyndham National Hotel Portfolio Co-Lender Agreement
Exhibit 4.21	Meadowood Mall Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 28, 2022
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 28, 2022 (included as part of Exhibit 5)

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 28, 2022 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 10, 2022, which such certification is dated February 10, 2022
Exhibit 99.1	BMO Mortgage Loan Purchase Agreement
Exhibit 99.2	KeyBank Mortgage Loan Purchase Agreement
Exhibit 99.3	SMC Mortgage Loan Purchase Agreement
Exhibit 99.4	Sabal Mortgage Loan Purchase Agreement
Exhibit 99.5	GACC Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2022	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2022-C1 – Form 8-K (Closing)